UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2022

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 PLAZA DRIVE, 1ST FLOOR SECAUCUS, New Jersey	07094
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2022, the board of directors (the “Board”) of Freshpet, Inc. (“Freshpet” or the “Company”) adopted amended and restated bylaws, attached hereto as Exhibit 3.1 (the “Amended and Restated Bylaws”), effective as of June 27, 2022.

The Amended and Restated Bylaws provide for a proxy access provision pursuant to which stockholders meeting certain requirements can nominate director candidates for inclusion in Freshpet’s proxy statement. Pursuant to the proxy access provision, included at Section 2.15 of the Amended and Restated Bylaws, a stockholder or a group of no more than twenty (20) stockholders owning three percent (3%) or more of the voting power of the Company's outstanding capital stock continuously for at least three (3) years may nominate and include in the Company's proxy statement for an annual meeting director nominees constituting up to the greater of two (2) individuals or twenty percent (20%) of the number of directors in office, provided the stockholders satisfy the requirements specified in the Amended and Restated Bylaws.

The Amended and Restated Bylaws also include modifications to the advance notice provisions to revise requirements for stockholders to make director nominations and business proposals, including clarifying that a nominating stockholder must be a holder of record, enhancing certain disclosure requirements with respect to nominating stockholders, and clarifying timing and logistics for nomination notices.  The Amended and Restated Bylaws also include other technical and conforming changes, including to the bylaw provisions relating to majority voting for directors.

In addition, the Board on June 27, 2022 conditionally approved certain amendments to the Amended and Restated Bylaws that will become effective only in the event that Freshpet’s stockholders approve, at the 2022 annual meeting of stockholders, a proposed amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to permit stockholders owning 15% or more of the voting power of the Company’s common stock to call a special meeting of stockholders under certain circumstances.  These amendments to the Amended and Restated Bylaws, if and when they become effective, will implement the amendment to the Company’s Certificate of Incorporation by establishing the process and requirements by which stockholders may call a special meeting of stockholders. The Company intends to file a subsequent Current Report on Form 8-K reporting on these amendments to the Amended and Restated Bylaws (which are not included in Exhibit 3.1 attached hereto) if the proposed amendment to the Company’s Certificate of Incorporation is approved by stockholders.

The foregoing description of the Amended and Restated Bylaws set forth under this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: June 30, 2022	By:	/s/ Heather Pomerantz
Name: Heather Pomerantz
Title: Chief Financial Officer